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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Dollar Tree Stores, Inc.

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DOLLAR TREE STORES, INC.
500 Volvo Parkway
Chesapeake, Virginia 23320

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
Thursday, June 17, 2004

To Our Shareholders:

        We will hold the annual meeting of the shareholders of Dollar Tree Stores, Inc. at the Holiday Inn Select, 1570 North Military Highway, Norfolk, Virginia, 23502, on Thursday, June 17, 2004 at 10:00 a.m. local time. Shareholders will consider and vote on the following proposals:

  •
  approve an amended bylaw expanding the maximum size of the Board of Directors;

  •
  elect five directors;

  •
  approve an amendment to the 2003 Equity Incentive Plan;

  •
  approve the 2004 Executive Officer Equity Plan;

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  approve the 2004 Executive Officer Cash Compensation Plan; and

  •
  act upon any other business that may properly come before the meeting.

        Shareholders of record at the close of business on April 23, 2004 will receive notice of and be allowed to vote at the meeting.

        Your vote is important to us.    We encourage you to read the attached proxy statement then sign, date and return your proxy card in the enclosed envelope at your earliest convenience. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Frederick C. Coble
                      Chief Financial Officer
                      and Corporate Secretary

Chesapeake, Virginia
April 29, 2004

PROXY STATEMENT
FOR DOLLAR TREE STORES, INC.

        We are sending you this proxy statement and the enclosed proxy card because Dollar Tree's Board of Directors is soliciting your proxy to vote your shares at the annual meeting of shareholders. The company will bear all costs for this solicitation. On or about May 10, 2004, we will begin mailing these proxy materials to all stockholders of record at the close of business on April 23, 2004.

        The principal executive offices of Dollar Tree are located at 500 Volvo Parkway, Chesapeake, Virginia, 23220; telephone: (757) 321-5000.

VOTING PROCEDURES

        Shareholders of record have one vote per share of stock held. On April 6, 2004, there were 113,643,909 shares of common stock outstanding. Votes will be tabulated by our transfer agent, National City Bank.

        If you vote by proxy, that is, by signing, dating and returning the enclosed proxy card, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. If you do not indicate instructions on the card, then your shares will be voted as follows:

  •
  FOR amending the bylaws to expand the maximum size of the Board of Directors to eleven members;

  •
  FOR re-electing four members of the Board (three as Class III directors, one as a Class I director) and FOR electing Bob Sasser as a Class III director;

  •
  FOR approving an amendment to the 2003 Equity Incentive Plan;

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  FOR approving the 2004 Executive Officer Equity Plan; and

  •
  FOR approving the 2004 Executive Officer Cash Compensation Plan.

If any other matter is presented, then your proxy will vote in accordance with your proxies' best judgment. At this time, the Board of Directors is unaware of any other business to be brought before the meeting. If you send more than one proxy card, then your shares will be voted in accordance with the proxy card bearing the latest date.

        As shown in the Notice of Annual Meeting, the 2004 annual meeting of shareholders of Dollar Tree Stores, Inc. will be held on Thursday, June 17, 2004, at the Holiday Inn Select in Norfolk, Virginia, at 10:00 a.m. local time. A quorum of shareholders is necessary to hold a valid meeting. If holders of a majority of the outstanding shares of common stock are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted for establishing a quorum.

        On certain routine matters, brokers may, at their discretion, vote shares they hold in "street name" on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the election of directors (proposal no. 2). We believe the proposal to amend the bylaws to increase the Board's maximum size (no. 2) and the proposal to approve the 2004 Executive Officer Cash Bonus Plans (no. 5) are also routine matters. In instances where brokers are prohibited from exercising discretionary authority, brokers will not vote the shares of beneficial owners who fail to provide instruction (so-called "broker non-votes"). These shares are not included in the vote totals and, therefore, have no effect on the vote. At the 2004 annual meeting, we believe brokers will be prohibited from exercising discretionary authority only with respect to our equity plans (proposals no. 3 and no. 4).

        Broker non-votes will not be counted as votes "for" or "against" any proposal and will not affect the outcome with respect to any matter to be voted on.

        If you send in your proxy card, you may revoke your proxy by providing a written notice of revocation to the Corporate Secretary of Dollar Tree Stores, Inc. prior to the annual meeting or by attending the annual meeting to cast your vote in person.

PROPOSAL NO. 1—AMENDMENT TO BYLAWS

Maximum Size of the Board of Directors

        We are asking the shareholders to approve a change in the bylaws to allow the Board to consist of a minimum of six and a maximum of eleven persons. The current bylaws specify a variable range from six to nine members of the Board. The number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders or by the Board. Because only the shareholders may change the range for the size of the Board of Directors, we are asking that you approve the following text, to replace Article III, Section 2 of the Company's bylaws:

          "NUMBER OF DIRECTORS: The Board of Directors shall consist of at least six (6) and not more than eleven (11) directors. Subject to the Articles of Incorporation and applicable law, directors shall be elected by the stockholders for three-year terms and shall serve until the election of their successors."

        With the appointment of Thomas Whiddon to the Board in December 2003, Board membership is at its maximum of nine persons. The Board believes that it is in the company's best interest to add Mr. Bob Sasser, our President and Chief Executive Officer, as its tenth member and to have the flexibility to add an eleventh member to the Board of Directors in the future. As described under "Corporate Governance and Director Independence" beginning on page 13, the NASDAQ Stock Market and the Securities and Exchange Commission have recently imposed numerous requirements with respect to the composition of the Board and the independence of its members. Management directors with valuable expertise in the company's business generally do not qualify for such requirements. As a result, the company will continue to seek out new members of the Board to balance management representatives with knowledgeable outside directors to ensure adequate Board independence. The proposed amendment will allow the company to add our Chief Executive Officer to the Board now and to save a future position on the Board for another qualified individual.

Vote Required

        The bylaws will be amended at the meeting, so long as a quorum is present, if the votes cast favoring the amendment represent a majority of shares represented and entitled to vote. Abstentions shall be deemed a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE "FOR" THE AMENDMENT TO THE BYLAWS.

PROPOSAL NO. 2—ELECTION OF DIRECTORS

Directors and Nominees

        Our Board of Directors is divided into three staggered classes for purposes of election. One class is normally elected at each annual meeting of shareholders to serve for a three-year term. Under our current bylaws, the Board consists of between six and nine persons. As described above in proposal no. 1, we are asking the shareholders to approve a change in the bylaws to allow the Board to consist of a minimum of six and a maximum of eleven persons.

        At the 2004 annual meeting of shareholders, the terms of three Class III directors are expiring. They are H. Ray Compton, John F. Megrue and Alan L. Wurtzel. The Board proposes to nominate these three individuals to be elected as Class III directors at the 2004 annual meeting of shareholders. If so elected, these Class III directors will hold office for a three-year term expiring at the annual meeting of shareholders held in 2007.

        Also at this year's annual meeting, the term of one Class I director, Thomas Whiddon, will expire. The Board appointed Mr. Whiddon to his seat on December 11, 2003. He filled a vacancy created when the Board expanded from eight persons to nine, the maximum allowed under our current bylaws. The Board proposes to nominate Mr. Whiddon to be elected as a Class I director at the 2004 annual meeting. If elected, Mr. Whiddon will serve out the remainder of the Class I term, which lasts until the annual meeting of shareholders in 2005.

        The Board has proposed that a tenth seat be created immediately and nominated Bob Sasser, the company's Chief Executive Officer, to fill the new position. The shareholders are being asked to elect Mr. Sasser as a Class III director. His election is contingent on the passage of proposal no. 1 approving a bylaw amendment expanding the maximum size of the Board. He would serve until the annual meeting in 2007.

        All other directors will continue in office following this annual meeting and their terms will expire in 2005 (Class I) and 2006 (Class II).

        The nominees have indicated their willingness to serve as directors. If a nominee becomes unable to stand for reelection, the persons named in the proxy will vote for any substitute nominee proposed by the Board of Directors.

Vote Required

        A director is elected at the meeting, so long as a quorum is present, if the votes cast favoring the election of that director exceed those cast in opposition.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

Nominees

H. Ray Compton
Class of Director:	III
Director Since:	1986
Principal Occupation:	Corporate director
Recent Business Experience:	Mr. Compton, age 61, has been a director since 1986 when he founded Dollar Tree with directors Perry and Brock. Mr. Compton was Executive Vice President from 1998 to 2002 and continues to be employed in an advisory role. From 1986 until 1998, he also served as Dollar Tree's Chief Financial Officer. From 1979 until 1991, he was employed in a similar role with K&K Toys, which he, along with Mr. Brock, Mr. Perry and Mr. Perry's father, built from the company's original single store to 136 stores. Prior to 1979, he was associated for 15 years with a manufacturing company in various accounting and management positions.
Other Directorships:	Hibbett Sporting Goods, Inc.

John F. Megrue
Class of Director:	III
Director Since:	1993
Principal Occupation:	Member, Saunders Karp & Megrue Partners, L.L.C.
Recent Business Experience:	Mr. Megrue, age 45, has been Vice Chairman of the Board of Dollar Tree since 1993. He served as Chairman of the Board for Hibbett Sporting Goods, Inc. from 1995 until March 2004 and currently serves on the Board of Children's Place Retail Stores, Inc. Mr. Megrue has been a member of Saunders Karp & Megrue Partners, L.L.C., which controls the SK Equity Fund, L.P., since 1992.
Other Directorships:	Children's Place Retail Stores, Inc.

Alan L. Wurtzel
Class of Director:	III
Director Since:	1995
Principal Occupation:	Private investor; corporate director
Recent Business Experience:	Mr. Wurtzel, age 70, is Chairman Emeritus of Circuit City Stores, Inc., a large consumer electronics retailing chain. From 1986 to 2001, he served as Chairman or Vice Chairman of the Board of Circuit City. Prior to 1986, he served in several other capacities with Circuit City, including Chief Executive Officer from 1973 to 1986. Mr. Wurtzel was a director of Office Depot, Inc. from 1989 to 1996.
Other Directorships:	None

Bob Sasser
Class of Director:	III
Principal Occupation:	President and Chief Executive Officer, Dollar Tree Stores, Inc.
Recent Business Experience:	Mr. Sasser, age 52, has been Chief Executive Officer since January 2004 and President since September 2001. He had been Chief Operating Officer since 1999. Before joining Dollar Tree, he served as Senior Vice President, Merchandise and Marketing of Roses Stores, Inc. from 1997. From 1994 to 1996, he was Vice President, General Merchandise Manager for Michaels Stores, Inc. Prior to 1994, he held several positions at Roses Stores, Inc., ranging from Store Manager to Vice President, General Merchandise Manager.
Other Directorships:	None

Thomas E. Whiddon
Class of Director:	I
Principal Occupation:	Corporate director
Recent Business Experience:	Mr. Whiddon, age 51, was Executive Vice President of Lowe's Companies, Inc. from 1996 until 2003, at which time he retired. During this time, he served as Executive Vice President of Logistics and Technology from 2000 to 2003 and Executive Vice President, Chief Financial Officer from 1996 to 2000. From 1994 to 1996, he was Senior Vice President, Chief Financial Officer and Senior Vice President, Treasurer for Zale Corporation, Inc. From 1988 to 1994, he was Vice President, Treasurer for Eckerd Corporation and from 1986 to 1988, he was Vice President, Assistant Treasurer for the same company.
Other Directorships:	Sonoco Products Company, Inc.; Carter's Inc.

Continuing Directors
Macon F. Brock, Jr.
Class of Director:	I
Director Since:	1986
Principal Occupation:	Chairman, Dollar Tree Stores, Inc.
Recent Business Experience:	Mr. Brock, age 62, has been Chairman of the Board since September 2001 and a director since 1986. He was Chief Executive Officer from 1993 to 2003. From 1986, when he founded Dollar Tree with Mr. Perry and Mr. Compton, until 2001, he was President. Until 1991, he was an officer and director of K&K Toys.
Other Directorships:	None

Richard G. Lesser
Class of Director:	I
Director Since:	1999
Principal Occupation:	Senior Corporate Adviser, The TJX Companies, Inc.
Recent Business Experience:	Mr. Lesser, age 69, has been Senior Corporate Adviser of the TJX Companies, Inc. since February 2002. He was Executive Vice President from 1991 to 2001 and Chief Operating Officer from 1994 to 1999. He was President of its Marmaxx Division (TJ Maxx and Marshalls) from 1995 to 2001. From 1981 to 1993, he held various executive positions within The TJX Companies, Inc.
Other Directorships:	The TJX Companies, Inc.; Reebok International Ltd.; A.C. Moore Arts & Crafts, Inc.

J. Douglas Perry
Class of Director:	II
Director Since:	1986
Principal Occupation:	Chairman Emeritus of the Board of Directors, Dollar Tree Stores, Inc.
Recent Business Experience:	Mr. Perry, age 56, became Chairman Emeritus of the Board in September 2001. He had been Chairman of the Board since 1986 when he founded Dollar Tree with Mr. Brock and Mr. Compton. He retired as an employee and officer of the company as of March 1, 1999. Until 1991, he was an executive officer of K&K Toys.
Other Directorships:	None

Thomas A. Saunders, III
Class of Director:	II
Director Since:	1993
Principal Occupation:	Member, Saunders Karp & Megrue Partners, L.L.C.
Recent Business Experience:	Mr. Saunders, age 67, has been a member of Saunders Karp & Megrue Partners, L.L.C., which controls the SK Equity Fund, L.P., since 1990. Before founding Saunders Karp & Megrue, he served as a Managing Director of Morgan Stanley & Co. from 1974 to 1989. Mr. Saunders is a member of the Board of Visitors of the University of Virginia. He is a former Chairman of the University of Virginia's Darden Graduate School of Business Administration. Mr. Saunders is Chairman of the Thomas Jefferson Foundation (Monticello).
Other Directorships:	Hibbett Sporting Goods, Inc.

Eileen R. Scott
Class of Director:	II
Director Since:	2003
Principal Occupation:	Chief Executive Officer, Pathmark Stores, Inc.
Recent Business Experience:	Ms. Scott, age 51, has been Chief Executive Officer of Pathmark Stores, Inc. since October 2002. She has been employed by Pathmark Stores, Inc. since 1969. During her years there, she has served as Executive Vice President of Store Operations, Executive Vice President of Merchandising and Distribution, Senior Vice President of Non-Foods and Pharmacy, and Vice President of Sales and Advertising.
Other Directorships:	Pathmark Stores, Inc.

Executive Officers (Other than those listed above)
Frederick C. Coble
Principal Occupation:	Chief Financial Officer and Corporate Secretary, Dollar Tree Stores, Inc.
Recent Business Experience:	Mr. Coble, age 43, has been Chief Financial Officer and Corporate Secretary since 1998. Prior to that, he served as Senior Vice President, Finance from 1997 and as Vice President, Controller from 1991. Before joining Dollar Tree in 1989, Mr. Coble served as Internal Audit Manager with Royster Company, a manufacturing company, and as Audit Manager for KPMG LLP.

        Mr. Brock is married to Mr. Perry's sister. There are no additional family relationships among the Directors and Executive Officers.

HOW NOMINEES TO OUR BOARD ARE SELECTED

        Candidates for election to our Board of Directors are nominated by our Nominating Committee and ratified by our full Board of Directors for consideration by the shareholders. The Nominating Committee operates under a charter, which is available on our corporate website at www.dollartree.com. You will find the charter of the Committee and the charters of all of our other Board committees under the heading "Investor Relations." A copy of the charter is available to all shareholders upon request, addressed to Shareholder Services at our principal executive offices provided elsewhere in this proxy statement. All members of the Committee are independent under the standards established by the NASDAQ Stock Market.

        Our Nominating Committee will give due consideration to candidates recommended by shareholders. Shareholders may recommend candidates for Nominating Committee consideration by submitting such recommendation using the methods described under "Communicating with our Board Members" on page 14. In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth in the following paragraph. However, just because a recommended individual meets the minimum qualification standards does not imply that the Nominating Committee necessarily will nominate the person so recommended by a shareholder.

        Our Nominating Committee believes that the minimum qualifications for serving on our Board are that a nominee have substantial experience in working as an executive officer for, or serving on the board of a public company, or that he or she demonstrates by significant accomplishment in another given field of endeavor, an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our company. A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters and have an ability to review and understand the company's financial and other reports and to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the shareholders of the company. Persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our

Board. In addition to these factors, our Nominating Committee seeks to have a Board that represents diversity as to gender, race and background experiences.

        Our Nominating Committee identifies nominees in a number of ways. One method is the recommendation of a sitting member of the Board, who personally knows and has an understanding of the qualifications of a proposed nominee. A second method is an awareness of persons who are successful in business, whether personally known to a member of the Board or not. We may contact such persons from time to time to ask whether they would be willing to serve. If they are willing, then the Nominating Committee conducts significant amounts of due diligence to ensure that a nominee possess the qualifications, qualities and skills outlined above. The Nominating Committee also from time to time engages search firms to assist the committee in identifying potential Board nominees, and we pay such firms a fee for conducting such searches. As mentioned above, our Nominating Committee also is open to receiving recommendations from shareholders as to potential candidates it might consider.

        Our Nominating Committee engaged a professional search firm to assist it in recruiting a new member for our 2004 annual meeting. The firm was engaged directly by our Nominating Committee, and the committee was responsible for oversight of the work of this firm. The committee reviewed a number of potential candidates, and following several rounds of evaluation and interviews, our Nominating Committee selected Mr. Whiddon as a nominee to our Board, and the Board in turn has provided this nomination to our shareholders.

        On October 1, 2003, Macon F. Brock, Jr., the company's Chairman and Chief Executive Officer announced that he would step down as Chief Executive Officer effective January 1, 2004 but would remain as Chairman of the Board. The Board selected Bob Sasser, who was then serving as President and Chief Operating Officer, to replace Mr. Brock as Chief Executive Officer. Because the Nominating Committee believes it is important for executive management to have a voice on our Board, Mr. Sasser has also been nominated to join the Board of Directors. His election is contingent upon approval by the shareholders of a bylaw amendment which expands the maximum size of the Board. See page 3.

Shareholder Nominations for Election of Directors

        Shareholders generally can nominate persons to be directors by following the procedures set forth in our bylaws. In short, these procedures require the shareholder to deliver a written notice in a timely manner to our Corporate Secretary at the address of our principal executive offices. To be timely, the notice must be sent either by personal delivery or by United States certified mail, postage prepaid, and received no later than 120 days in advance of the anniversary date of the proxy statement for the previous year's annual meeting or if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, not less than 90 days before the date of the applicable annual meeting. The notice must contain the information required by our bylaws about the shareholder proposing the nominee and about the nominee.

        Each such shareholder's notice to the Corporate Secretary of his or her intent to nominate must set forth:

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  the name and address of record of the shareholder who intends to make the nomination;

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  a representation that the shareholder is a shareholder of record of our company's capital stock and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice;

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  the class and number of shares of our capital stock beneficially owned by the shareholder; and

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  a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder.

        For each person nominated, each such shareholder's notice to the Corporate Secretary must also set forth:

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  the name, age, business address and, if known, residence address, of such person;

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  his or her principal occupation or employment;

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  the class and number of shares of our capital stock beneficially owned by such person;

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  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended; and

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  the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director Compensation

        Director compensation is established by the Board of Directors and periodically reviewed. For 2003, each director who is not a founder or an employee of the company received an annual retainer of $16,000 plus $2,000 for each committee on which they served ($4,000 for the committee chairmen), with an additional $2,000 paid to each Audit Committee member. Such Directors also may receive options for shares of common stock under the company's 2003 Non-Employee Director Stock Option Plan (6,000 shares in 2003). For 2003, Mr. Perry, as Chairman Emeritus of the Board, received a retainer of $16,000 and options for 6,000 shares of common stock.

        In 2003, shareholders approved the company's 2003 Director Deferred Compensation Plan, which allows eligible directors to voluntarily defer all or a portion of their director compensation and to invest such deferred compensation into Dollar Tree's common stock, cash or stock options, in the manner and in accordance with terms outlined in the Deferred Compensation Plan. A majority of directors participated in the Deferred Compensation Plan in 2003 subsequent to its adoption.

        The Nominating Committee, at the direction of the Board, is currently conducting an examination of director compensation. In the course of this review, the committee may recommend that the Board modify the structure or total value of director compensation in order to meet its goals of fairly compensating directors for the work required of them.

        On October 1, 1999, the company entered into a consulting agreement with Mr. Perry, which provides for annual consulting fees of $30,000 over the term of the agreement. At the request of Mr. Perry on each anniversary date, the company will review his annual fees, and in its discretion, shall determine whether or not to increase such fees. The agreement automatically renews each year and is cancelable at the option of Mr. Perry. The annual consulting fee of $30,000 was reviewed by the company in 2001 and was not adjusted. In 2002 and 2003, the agreement renewed automatically.

Meetings of the Board of Directors

        The Board of Directors has scheduled four regular meetings in 2004 and will hold special meetings when company business requires. During 2003, the Board held four formal meetings, one teleconference meeting and undertook actions outside of a Board meeting by Unanimous Consent on three occasions. Several informational update calls were conducted during the year. Each member of the Board attended at least 75% of all Board meetings and meetings of Committees of which he or she was a member.

Committees of the Board of Directors

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The memberships and functions of these committees are set forth below. The Board has no standing Executive Committee.

Audit Committee

The Audit Committee has four members: Thomas Saunders (Chairman), Richard Lesser, Thomas Whiddon and Alan Wurtzel. The functions of this committee include:

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  reviewing the company's financial reporting process and internal control system;

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  reviewing the quarterly and annual financial statements of the company;

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  reviewing the audit efforts of the company's independent auditors and internal finance department;

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  reviewing all related party transactions; and

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  selecting the independent auditors and any independent counsel or other advisers it deems necessary.

The Audit Committee met in conjunction with a Board meeting three times in 2003. Members of the Audit Committee also conducted scheduled telephonic reviews of financial results on at least a quarterly basis. In addition, the Chairman of the Committee conducted regular monthly updates with the independent auditors and/or financial management.

        Our Board has reviewed the composition of the Audit Committee and determined that the independence of and the financial literacy of its members meet the listing standards of the NASDAQ Stock Market and regulations of the Securities and Exchange Commission. In addition, our Board has determined that the Chairman of our Audit Committee, Thomas Saunders, by virtue of his extensive career in business, including the securities industry, and experience in the areas of investment banking, finance and business generally, qualifies as an "audit committee financial expert" within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. In addition, the Board has determined that Thomas Whiddon, who also sits on our Audit Committee, by virtue of his career serving as Chief Financial Officer to several public companies as well as other experience, also qualifies as an "audit committee financial expert."

Report of the Audit Committee

        The Audit Committee's main purpose (in accordance with its written charter adopted by the Board of Directors) is to assist the Board of Directors in fulfilling its oversight responsibilities regarding the quality and integrity of the accounting, auditing and financial reporting practices of the company.

        In connection with these responsibilities, the Audit Committee:

  •
  met with management and the company's internal audit manager to discuss the company's risk management, control, and governance processes;

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  met with management and KPMG LLP, the company's independent auditors, to review and discuss the audited financial statements of the company for the fiscal year ended January 31, 2003;

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  discussed with KPMG the matters required by Codification of Statements on Auditing Standards No. 61 (Communication with Audit Committees);

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  discussed with KPMG the quality, not just the acceptability, of the company's accounting principles;

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  received from KPMG written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

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  reviewed and approved KPMG's fees for audit, audit-related and tax services; and

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  discussed with KPMG any relationships that may impact their objectivity and independence.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 31, 2003 be included in the company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE

Thomas A. Saunders III        Richard G. Lesser        Thomas E. Whiddon        Alan L. Wurtzel

        The information contained in the above Audit Committee Report shall not be deemed to be "soliciting material' or to be "filed' with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Dollar Tree specifically incorporates it by reference in such filing.

Compensation Committee

The Compensation Committee has four members: John Megrue (Chairman), Richard Lesser, Eileen Scott and Alan Wurtzel. The functions of this committee include:

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  meeting as necessary to oversee the company's compensation and benefit practices;

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  recommending to the full Board the compensation arrangements for the company's senior officers;

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  administering the company's executive compensation plans and Employee Stock Purchase Plan; and

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  administering and considering awards under the company's stock- and equity-based compensation plans.

The Compensation Committee met four times in 2003.

Compensation Committee Interlocks and Insider Participation

        No executive officer of the company currently serves or has served on the Compensation Committee. Mr. Megrue is an affiliate of Saunders Karp & Megrue, L.P., which had entered into an advisory agreement with the company in 1993. As of January 1, 2002, the advisory agreement was terminated.

        As described in further detail under "Certain Relationships and Related Transactions" on page 16, in 2003, the SKM Equity Fund III, L. P., and SKM Investment Fund acquired a majority interest in a retail company in which Dollar Tree also invested. Mr. Megrue, Chairman of the Compensation Committee and a principal member of a partnership related to the above-named funds, recuses himself from committee actions concerning equity awards to company officers, as required under Section 16 of the Securities Exchange Act of 1934.

Report of the Compensation Committee

Compensation Policy

        Our policy is to offer a competitive total compensation package to attract and retain key personnel. We encourage broad-based employee ownership of Dollar Tree stock through the Employee Stock Purchase Plan. We also grant stock options to employees at many levels within the company, aligning the financial interests of our employees with those of our stockholders.

        The compensation of our executive officers typically consists of:

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  a competitive base salary;

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  annual incentive compensation in the form of a cash bonus based on the achievement of individual goals and the company goal expressed as an earnings per share target;

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  long-term incentive compensation in the form of stock options; and

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  employee benefits, including company-paid life insurance and participation in the 401(k)/Profit Sharing plan and Non-Qualified Deferred Compensation plan.

        The Compensation Committee annually reviews and approves individual executive officers' base salaries. In determining salary levels, the Committee takes into account the company's operating performance, the skills, experience and responsibilities of the executives, as well as the salary practices of comparable retail companies.

        The Compensation Committee also reviews and approves the annual incentive compensation of the company's executive officers. These incentive bonuses are tied to the attainment of both the company's earnings per share target and clearly defined individual goals. The bonuses are expressed as a percentage of base salary. The committee believes they are competitive when compared to the retail industry.

        Officers and non-officers are granted stock options, typically on an annual basis, which the Compensation Committee approves. The exercise price is the fair market value per share of Common Stock on the grant date. The fair market value is the last per share sale price of the common stock reported on the NASDAQ Stock Market on the grant date. Options granted to executive officers vest over five years and may not be exercised during the first year of the grant. When determining the number of options to grant, the Compensation Committee takes into account the base salary, level of responsibility and individual performance of the executive, and stock compensation practices of comparable retail companies.

Compensation of the Chief Executive Officer

        The Compensation Committee reviews and approves the compensation of Dollar Tree's Chief Executive Officer. Macon F. Brock was Chief Executive Officer until December 31, 2003 at which time Bob Sasser was named Chief Executive Officer. Mr. Brock's base salary was $700,000 for 2003. At the beginning of the fiscal year, the Compensation Committee established certain operational and managerial goals for Mr. Brock. In recognition of his achievement of these goals and the company's performance in 2003, Mr. Brock received a bonus of $322,697 under the Annual Management Incentive Compensation Program. In 2003, the committee granted him the option to purchase 60,000 shares of common stock under the Stock Incentive Plan. Effective upon his resignation as Chief Executive Officer on January 1, 2004, Mr. Brock's base salary was reduced to $400,000. Mr. Brock will continue as Chairman of the Board and a key employee whose responsibilities include long-term and strategic planning.

        In his capacity of President and Chief Operating Officer, Bob Sasser's base salary for 2003 was $465,000 and, in recognition of his achievement of goals approved by the committee and the company's performance in 2003, he received a bonus of $217,501 under the Annual Management Incentive Compensation Program. In 2003, the committee granted him the option to purchase 50,000 shares of common stock under the Stock Incentive Plan, taking into account the same considerations as discussed under "Compensation Policy." Effective with his election to the position of President and Chief Executive Officer, Mr. Sasser's base salary was increased to $650,000 and the committee established certain operational and managerial goals for Mr. Sasser for the fiscal year ending January 29, 2005.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of non-performance-based compensation in excess of $1 million paid to executive officers, unless certain requirements are met. In general, the Compensation Committee strives to manage our executive compensation program to preserve federal income tax deductions. However, our policies do not restrict the committee from exercising discretion in approving compensation packages even though that flexibility may result in certain non-deductible compensation expenses. For the fiscal year ended January 31, 2004, Mr. Brock's total compensation exceeded this limit by less than $100,000. The committee determined that Mr. Brock's compensation package and bonus formula were fair and that the loss of a small tax deduction were not material and no changes were made to Mr. Brock's 2003 compensation. The committee has reviewed the company's non-performance-based compensation plans and proposed changes, which require shareholder approval, to preserve federal income tax deductions.

SUBMITTED BY THE COMPENSATION COMMITTEE

John F. Megrue        Richard G. Lesser        Eileen R. Scott        Alan L. Wurtzel

Nominating Committee

The Nominating Committee has three members: Thomas Saunders (Chairman), Richard Lesser and Alan Wurtzel. The purpose of this committee is to advise the Board of Directors on the composition, organization and effectiveness of the Board and its committees. The committee's primary duties and responsibilities are to:

  •
  nominate candidates to be placed on the ballot for shareholders to consider at the annual meeting;

  •
  recommend nominees to be appointed by the Board to fill interim director vacancies; and

  •
  recommend directors to be selected for membership on the various board committees.

The committee will also advise the Board on its composition, committees, structure, practices and self-evaluation.

        The Nominating Committee met formally four times during 2003. During 2003, the committee, in conjunction with an executive search firm, conducted interviews for additional Board members, which resulted in the nomination of Thomas Whiddon to the Board. The committee has also nominated Bob Sasser to the Board—pending an expansion in its size—to coincide with his election as Chief Executive Officer. The committee continues to review potential candidates for Board seats in order to further enhance the Board's effectiveness. For further information on the committee, its composition and procedures, please see the discussion beginning on page 8.

CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

        Dollar Tree is committed to principles of good corporate governance and the independence of a majority of our Board of Directors from the management of our company. All members of our Audit Committee, our Compensation Committee and our Nominating Committee have been determined by our Board to be independent directors within the applicable listing standards of the NASDAQ Stock Market. Our Board has reviewed the various relationships between members of our Board and the company and has affirmatively determined that none of our directors or nominees have material relationships with Dollar Tree, other than Messrs. Brock, Compton, Perry and Sasser who are or were members of management. See "Certain Relationships and Related Transactions" on page 16 for a discussion of relationships between the company and various directors.

        If the slate of directors proposed to be elected at the 2004 annual meeting of shareholders is elected, all committees of our Board will continue to be comprised solely of independent directors. The basis for such determination by our Board is either that the independent director has no business relationship other than his or her service on our Board, or that while an independent director may have some involvement with a company or firm with which our company does business, our Board has determined that such involvement is not material and does not violate any part of the definition of "independent director" under NASDAQ listing standards. None of Messrs. Brock, Compton, Perry or Sasser sits on any of our committees as an official member.

        At each regular meeting of our Board of Directors, a private session, without management present, is conducted by the non-management members of our Board.

Code of Ethics

        Our Board has adopted a code of ethics for all our employees, officers and directors, including our Chief Executive Officer and senior financial officers. A copy of this code may be viewed at our corporate website, www.dollartree.com under the heading "Investor Relations." In addition, a printed copy of our code of ethics will be provided to any shareholder upon request submitted to Shareholder Services at the address listed elsewhere in this proxy statement.

Charters of our Board Committees

        The charters of our Board committees are available on our corporate website, www.dollartree.com under the heading "Investor Relations." In addition, printed copies of any of our Board committee charters will be provided to any shareholder upon request submitted to Shareholder Services at the company's address listed elsewhere in this proxy statement.

COMMUNICATING WITH OUR BOARD MEMBERS

        Our shareholders may communicate directly with our Board of Directors. You may contact any member (or all members) of our Board, any Board committee or any chair of any such committee by mail. To do so, correspondence may be addressed to any individual director, the non-management directors as a group, any Board committee or any committee chair by either name or title. All such mailings are to be sent in care of "Shareholder Services" at our corporate headquarters address, which is 500 Volvo Parkway, Chesapeake, VA 23320. To communicate with our directors electronically, shareholders should go to our corporate website, www.dollartree.com. Under the heading "Investor Relations" on our website, you will find instructions and electronic mail addresses to which you may send your message. (This capability is anticipated to be available not later than June 1, 2004. In the interim, communications are limited to mail deliveries in the manner described above.) All communications should indicate that the sender is a current shareholder of the company.

        All mail received as set forth in the preceding paragraph will be examined by management and/or our outside general counsel for the purpose of determining whether the contents actually represent messages from shareholders to our directors. We will also examine the mailing from the standpoint of security. Any contents from a shareholder that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of the non-management directors as a group (such as a committee of our Board), we will make the contents available to each director who is a member of the group to which the envelope is addressed. Shareholder nominations for director should be submitted in the manner described on page 9.

        In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee at our corporate headquarters address, noted above, or electronically, at our corporate website, www.dollartree.com under the heading "Investor Relations." (This website capability is anticipated to be available not later than June 1, 2004. In the interim, communications are limited to mail deliveries in the manner described above.) Communications to our Audit Committee may be submitted anonymously, if sent by mail, addressed to the Audit Committee Chair, in which event the envelope will not be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the chairman of our Audit Committee for his review and follow-up action as he deems appropriate.

        It is our Board's policy that each of our directors shall attend the annual meeting of our shareholders. All of our directors were in attendance at the 2003 annual meeting of our shareholders.

Shareholder Proposals

        Shareholder proposals for the annual meeting of shareholders to be held in 2005 will not be included in our proxy statement for that meeting unless received by us at our principal executive offices in Chesapeake, Virginia, on or prior to close of business on January 29, 2005. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals. See page 9 for additional requirements for the submission of shareholder nominations to the Board. The proxies we solicit for next year's annual meeting may confer discretionary authority to vote on any shareholder proposals that were not submitted in a timely manner, without including a description of such proposals in the proxy statement for that meeting.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Tables

        The following table sets forth the compensation earned by our executive officers for the years ended January 31, 2004 and December 31, 2002 and 2001:

  Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual(2)	Securities Underlying Options(3)	All Other Compensation(4)
Macon F. Brock, Jr. Chairman and Chief Executive Officer	2003 2002 2001	$693,750 675,000 650,000	$322,697 344,183 188,000	$50,350 — —	60,000 60,000 60,000	$12,532 28,249 35,050
Bob Sasser President and Chief Operating Officer	2003 2002 2001	$461,250 431,250 379,167	$217,501 161,272 87,595	— — —	50,000 40,000 40,000	$20,532 19,024 17,824
Frederick C. Coble Chief Financial Officer and Corporate Secretary	2003 2002 2001	$247,200 236,250 217,500	$83,166 84,752 45,901	— — —	25,000 25,000 25,000	$20,532 19,024 17,824

(1)
Represents salary paid in the year indicated. Base salary may differ due to timing of any salary increase.

(2)
For 2003, this column includes $50,350 for personal benefits Mr. Brock received. This amount included $15,432 of tax preparation services that the Company paid on his behalf and a retirement gift of $34,918. With the consent of the Board of Directors, Mr. Brock also uses Dollar Tree's leased corporate jet for non-business purposes. He reimburses us for all variable costs but none of the fixed costs relating to his plane usage. Because Mr. Brock reimbursed a significant portion of the costs, exceeding the minimum amounts required by the IRS to avoid imputed income, no amounts relating to the plane are included in the table above. The value of perquisites or other personal benefits have been excluded for Messrs. Coble and Sasser because they do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for those individuals.

(3)
Stock options were granted pursuant to the company's Stock Incentive Plan.

(4)
For 2003, this column includes $20,532 each for Messrs. Sasser and Coble, and $12,532 for Mr. Brock for the Company's discretionary and matching contributions allocated to the owners' 401(k) and Profit Sharing Plan accounts.

  Options Granted in 2003

        The following table provides information as to options granted to Messrs. Brock, Sasser and Coble during 2003:

	Individual Grants			Grant Date Value
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Per Share Exercise Price	Expiration Date	Grant Date Present Value(2)
Macon F. Brock, Jr.	60,000	3.2%	$20.02	03/23/2013	$743,118
Bob Sasser	50,000	2.6%	$20.02	03/23/2013	$619,265
Frederick C. Coble	25,000	1.3%	$20.02	03/23/2013	$309,633

(1)
Options to acquire shares of Dollar Tree common stock are granted under the company's Stock Incentive Plan. The exercise price equals the closing price of Dollar Tree stock on the day preceding the date of grant, which reflects fair market value at the date of grant. Options granted in 2000 and subsequent years are exercisable in five approximately equal annual installments beginning one year after grant. They expire ten years after grant.

(2)
The fair value of these options at the date of grant was estimated using a Black-Scholes option-pricing model. The following weighted-average assumptions were used to estimate the value of options: a 5.4 year expected life of the options; expected volatility for Dollar Tree common stock of 60.7%; and a risk-free rate of return of 3.4%. The company does not pay dividends.

  Option Exercises in 2003 and Year End Option Values

        The following table provides information regarding options exercised by Messrs. Brock, Sasser and Coble during the fiscal year ended January 31, 2004, and the number and value of options held by Messrs. Brock, Sasser and Coble at the end of the year:

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

			Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End(2)
	Shares Acquired on Exercise
Name		Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Macon F. Brock, Jr.	—	—	72,000	168,000	$674,581	$1,472,921
Bob Sasser	—	—	31,000	130,000	$274,375	$1,192,711
Frederick C. Coble	35,000	$869,503	83,000	72,000	$784,556	$631,120

(1)
The value realized equals the difference between the option exercise price and the closing price of Dollar Tree common stock on the day prior to exercise, multiplied by the number of shares to which the exercise relates.

(2)
The value of unexercised "in-the-money" options equals the difference between the option exercise price and the closing price of Dollar Tree common stock at January 31, 2004, multiplied by the number of shares underlying the options. The closing price of Dollar Tree common stock on January 31, 2004, as reported by NASDAQ, was $31.91.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leases

        As described below, we lease three stores from various lessors who are affiliated with officers or directors of our company, including leases with a partnership controlled by the father of Mr. Perry and Mrs. Brock and a partnership controlled by Mr. Perry and Mr. Brock. In addition, we lease one store from lessors affiliated with the former owners of Dollar Express, Inc.

        Store and Other Leases.    We currently lease three stores from lessors who are affiliated with officers or directors of our company. We lease a store from Suburban Management Company, controlled by the father of Mr. Perry and Mrs. Brock. In addition, we rent two stores from DMK Associates. Rental payments on the three stores totaled approximately $243,000 in 2003. The lease with Suburban Management expires in August 2005, with two five-year renewal options. One of the two store leases with DMK Associates expires in November 2007, with one four-year renewal options. The other store lease expires in March 2005, with a five-year and a seven-year renewal option.

        In 2003, we continued to lease one store from lessors affiliated with the former owners of Dollar Express, Inc. Rental payments on this store totaled approximately $98,000 in 2003.

        While we believe that the terms of these leases are fair to us, their respective terms were not negotiated on an arms-length basis and accordingly the terms of the leases may not be as favorable to us as those that we could have obtained from an independent third party.

Investment

        On August 7, 2003, we paid $4 million to acquire a 10.5% fully-diluted interest in Ollie's Holdings, Inc., a multi-price point discount retailer located in the mid-Atlantic region. In addition, the SKM Equity Fund III, L.P. and SKM Investment Fund, acquired a combined fully diluted interest in Ollie's of 53.1%. Two of our directors, Thomas Saunders and John Megrue, are principal members of Saunders Karp & Megrue Partners, L.L.C., which serves as the general partner of SKM Equity and SKM Investment. In conjunction with the acquisition of our interest in Ollie's, we also entered into a call option agreement. The option agreement provides us with the right to purchase all of SKM Equity's and SKM Investment's equity in Ollie's for a fixed price as set forth in the agreement, subject to possible adjustments dependent on the occurrence of certain future events. We have no obligation to exercise the option or make any additional investment in Ollie's.

Employment Agreements

        There are currently no employment or non-competition agreements in force between the company and Messrs. Brock, Sasser or Coble. Under a previous severance arrangement, Mr. Sasser was prohibited from competing with the company following termination, and, if terminated without cause before April 2004, we would have been obligated to pay him an amount equal to one year's salary.

Director Use of Corporate Assets

        Mr. Brock used Dollar Tree's leased corporate jet for non-business purposes as described in footnote (2) to the Summary Compensation Table on page 15.

EQUITY COMPENSATION PLAN INFORMATION

        Options to purchase Dollar Tree common shares have been granted to employees, consultants and non-employee directors under our stock option plans. The following table summarizes the number of stock options issued, the weighted-average exercise price and the number of securities remaining to be issued under our existing equity compensation plans, including the Amended and Restated Stock Option Plan, the Stock Incentive Plan, the 1998 Special Stock Option Plan, the 2003 Equity Incentive Plan, and the 2003 Non-Employee Director Stock Option Plan, as of January 31, 2004.

        The table does not include information about the proposed 2004 Executive Officer Equity Plan which is being submitted to shareholders for approval at the 2004 annual meeting of shareholders. For further information regarding this proposed plan, see page 22.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	5,764,471	23.66	7,947,457

Equity compensation plans not approved by security holders(1)	243,000	27.38	—

Total	6,007,471	23.81	7,947,457

(1)
The only equity compensation plan not previously submitted to shareholders for approval is the 1998 Special Stock Option Plan. We adopted this plan in 1998 to grant options to purchase shares to five former officers of 98 Cent Clearance Center who were serving as employees or consultants of Dollar Tree following the merger. The options were granted as consideration for entering into non-competition agreements and a consulting agreement. The exercise price of each option equals the market price of our stock at the date of grant and each option's maximum term is ten years. Options granted under this plan vest over a five-year period.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and persons who own more than 10% of our stock to file reports of ownership and changes in ownership of our stock with the Securities and Exchange Commission and NASDAQ, and to provide us with copies of these reports.

        SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based solely on our review of the reports and written representations furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2003. Until June 30, 2004, current reports on Form 4 are considered timely if filed electronically within one day of the due date.

OWNERSHIP OF COMMON STOCK

        The table below shows the number of shares of our common stock beneficially owned on April 6, 2004 by:

  •
  each of the Directors and nominees for director;

  •
  each of the Executive Officers;

  •
  all Directors and Executive Officers as a group; and

  •
  each other person who has reported beneficial ownership of more than five percent of the outstanding common stock.

        The address of each Director and Executive Officer of Dollar Tree is c/o Dollar Tree Stores, Inc., 500 Volvo Parkway, Chesapeake, Virginia 23320.

	Beneficial Ownership(1)
Directors and Executive Officers
	Shares		Percent
Macon F. Brock, Jr.	3,101,653	(2)	2.7%
H. Ray Compton	183,259	(3)	*
Richard G. Lesser	68,719	(4)	*
John F. Megrue	72,000	(5)	*
J. Douglas Perry	2,478,160	(6)	2.2%
Thomas A. Saunders, III	1,079,781	(7)	*
Eileen R. Scott	12,000	(8)	*
Thomas E. Whiddon	10,000	(9)	*
Alan L. Wurtzel	106,335	(10)	*
Bob Sasser	164,725	(11)	*
Frederick C. Coble	216,294	(12)	*
All current Directors and Executive Officers (11 persons)	7,498,926		6.6%
Other 5% Shareholders
Goldman Sachs Asset Management, L.P 32 Old Slip New York, NY 10005	8,966,338	(13)	7.8%

*
less than 1%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days after such date. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2)
Includes 747,956 shares owned by trusts for the benefit of certain Brock family members, of which Mr. Brock is a trustee, 60,000 shares owned by a private foundation over which Mr. Brock and his wife, Joan P. Brock, exercise shared control, and 240,000 shares issuable upon exercise of stock options, but excludes 901,021 shares owned by Mr. Brock's wife.

(3)
Includes 143,259 shares owned by a trust for the benefit of certain Compton family members, over which Mr. Compton may indirectly exercise investment or voting power.

(4)
Represents 68,719 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan, but excludes 762 deferred shares acquired through a deferred compensation plan.

(5)
Includes 12,000 shares issuable upon exercise of stock options.

(6)
Includes 1,211,246 shares owned by trusts for the benefit of certain Perry family members, of which Mr. Perry is a trustee, 65,900 shares owned by a private foundation over which Mr. Perry and his wife, Patricia W. Perry, exercise shared control, and 50,250 shares issuable upon exercise of stock options, but excludes 120,000 shares owned by a trust of which Mrs. Perry is a trustee, 110,000 shares owned by Mr. Perry's wife, and 263 deferred shares acquired through a deferred compensation plan.

(7)
Includes 21,252 shares owned by irrevocable trusts for the benefit of certain Saunders family members, of which Mr. Saunders is a trustee, and 14,500 shares issuable upon exercise of stock options.

(8)
Includes 12,000 shares issuable upon exercise of stock options, but excludes 571 deferred shares acquired through a deferred compensation plan.

(9)
Includes 6,000 shares issuable upon exercise of stock options.

(10)
Includes 24,835 shares held in a revocable trust of which Mr. Wurtzel is a trustee and 81,500 shares issuable upon exercise of stock options.

(11)
Includes 161,000 shares issuable upon exercise of stock options.

(12)
Includes 155,000 shares issuable upon exercise of stock options.

(13)
Includes shares held or controlled by Goldman Sachs Asset Management, L.P. ("GSAM LP"). Based on Schedule 13G/A filed by GSAM LP for the period ended December 2003.

COMPARISON OF SHAREHOLDER RETURNS

        The following graph shows a comparison of the cumulative total shareholder returns on our common stock against a cumulative total return of the S&P 500 Retailing Index and the NASDAQ U.S. Index for the past five years. The comparison assumes $100 was invested in our common stock and in each of the indexes on December 31, 1998. In 2003, Dollar Tree Stores, Inc. moved from a calendar year, ending December 31, 2002 to a fiscal year, ending January 31, 2004.

Data Points:

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	01/31/04
Dollar Tree	100	110.87	84.12	106.13	84.36	109.56
S&P 500 Retailing Index	100	137.83	105.98	124.25	95.31	134.71
NASDAQ U.S. Index	100	185.59	112.67	88.95	60.91	94.23

PROPOSAL NOS. 3 - 5—AMENDMENT TO AND APPROVAL OF PLANS

        The Board has adopted, subject to shareholder approval, two new plans and an amendment to one existing plan under which employees and independent contractors may receive incentives:

  •
  Under a proposed amendment to the 2003 Equity Incentive Plan, the Board has changed the performance goals which may be selected by the Compensation Committee in awarding "performance-based compensation" in order to qualify awards under Section 162(m) of the Internal Revenue Code. Under the Equity Incentive Plan, the Compensation Committee may award options, stock appreciation rights, performance units, restricted stock and other stock to management, employees or independent contractors.

  •
  The 2004 Executive Officer Equity Plan allows the company to grant the exact same kinds of awards as under the 2003 Equity Incentive Plan. Participation in the Executive Equity Plan is limited to our Chief Executive Officer and certain other executive officers of the company designated by the Compensation Committee, and the maximum awards that can be made to a participant in a single year is increased. The Executive Equity Plan allows the company increased flexibility to attract and retain top executives.

  •
  The 2004 Executive Officer Cash Bonus Plan allows the company to qualify a majority of its customary cash bonus awards as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. Participation in the Cash Bonus Plan is restricted to the same executives that participate in the Executive Equity Plan.

        The summaries of these plans provided below are qualified in their entirety by reference to the full text of the plans and the amendment to the Equity Incentive Plan, which have been filed in exhibits to our definitive proxy statement with the U.S. Securities and Exchange Commission. Our filings with the SEC are available on our corporate website at www.dollartree.com under the heading "Investor Relations."

Amendment to 2003 Equity Incentive Plan

        Adopted in 2003, the Equity Incentive Plan is the plan under which we currently grant options to company employees and independent contractors. As originally adopted, six million shares were issuable under the Equity Incentive Plan, plus all shares remaining under the company's old Stock Incentive Plan which were not subject to outstanding options upon the old plan's termination on July 1, 2003 or which became available as options under the old plan are forfeited. As of April 6, 2004, there were 6,870,793 shares remaining that could be issued under the Equity Incentive Plan. Additional shares may become available in the future when outstanding options under the old plan are forfeited.

        Under the Equity Incentive Plan, awards may be made contingent upon the achievement of targets established according to financial performance measures. On December 11, 2003, the Board adopted an amendment to the plan which specifies the performance measures that may be used in conjunction with such contingent awards. You are being asked to approve this amendment. The specific performance measures are listed below under the caption "Performance Awards." Other facets of the plan, which remain the same as originally adopted, are described in detail as well.

        Also, on December 11, 2003, the Compensation Committee of the Board committed to grant to our Chief Executive Officer, Bob Sasser, a performance share award under the Equity Incentive Plan for 30,000 shares based on Dollar Tree achieving certain sales and profitability targets in fiscal 2004. If the targets are achieved, 10,000 of the shares vest when they are granted at the end of fiscal 2004 with the remaining shares vesting half at the end of fiscal 2005 and half at the end of fiscal 2006. The targets include performance goals that will become available under the plan as it is proposed to be amended.

        The following summary describes the Equity Incentive Plan as we are proposing to amend it.

        The Equity Incentive Plan permits us to grant a variety of equity awards. Its purpose is to promote our interests and the interests of our shareholders by motivating key employees to work towards achieving our long-range goals and by attracting and retaining exceptional employees. By motivating key employees to share in our long-term growth and financial success, employee interests are more closely aligned with those of our shareholders.

        Administration.    The plan is administered by the Compensation Committee of the Board. The committee is authorized to, among other things:

  •
  determine which employees will be granted awards;

  •
  determine whether awards will be for non-qualified stock options, incentive stock options (which qualify for special treatment under Section 422 of the Internal Revenue Code), stock appreciation rights, performance units, restricted stock and other stock;

  •
  determine whether any award is intended to be "performance-based compensation" under Section 162(m) of the Internal Revenue Code and what performance measures approved by the shareholders shall be used in connection with such award;

  •
  determine the terms and conditions of each participant's individual award agreement, including vesting schedules, lapsing conditions, and transfer restrictions for each award; and

  •
  make all other determinations necessary or advisable to administer the plan.

        Stock Options.    Options to purchase shares of common stock granted under the Equity Incentive Plan may be incentive stock options that qualify for favorable income tax treatment or non-statutory stock options. The purchase price of common stock covered by an option may not be less than 100% of the fair market value of the common stock on the date of the option grant. On April 6, 2004, the closing price of the common stock was $30.92 per share. Options may be exercised only at such times as may be specified by the Compensation Committee in the participant's stock option agreement. If the option so provides, a participant exercising an option may pay the purchase price through cash payments, by the delivery of shares of stock, or by such other methods of exercise as may be approved by the committee from time to time.

        Stock Appreciation Rights.    The Compensation Committee may award stock appreciation rights alone or in tandem with non-statutory stock options, and impose such conditions upon their exercise as it deems appropriate. When the stock appreciation right is exercisable, the holder may surrender all or a portion of his unexercised stock appreciation right and receive in exchange an amount equal to the excess of (i) the fair market value on the date of exercise of the common stock covered by the surrendered portion of the stock appreciation right over (ii) the fair market value of the common stock on the date of grant. The payment may be in cash or shares of stock. The committee may limit the amount that can be received when a stock appreciation right is exercised.

        Repricing of options and stock appreciation rights after the date of grant is not permitted.

        Restricted Stock.    Restricted stock issued pursuant to the Equity Incentive Plan is subject to the following general restrictions: (i) none of such shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or been removed under the provisions of the plan, and (ii) if a holder of restricted stock ceases to be employed by the company, such holder will forfeit any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed. The Compensation Committee establishes as to each share of restricted stock issued under the Equity Incentive Plan the terms and conditions upon which the restrictions on such shares shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions at the end of a specified period of time, the meeting of performance goals, or as a result of the disability, death or retirement of the recipient.

        Stock Units and Restricted Stock Units.    The Compensation Committee may award participants either the right to receive shares in the future or the right to receive restricted stock in the future. Any such awards are subject to conditions, restrictions and contingencies as the committee may determine.

        Performance Awards.    The Compensation Committee may establish performance programs with fixed goals and designate employees as eligible to receive either a number of shares or a dollar amount of shares if the goals are achieved. Performance units and shares will be issued only in accordance with the program established by the committee. Achievement of goals relating to the following measures, to be set by the Compensation Committee in connection with any particular award, shall be necessary for the receipt of payouts under performance awards:

  •
  sales increases (including comparable store sales);

  •
  profits and earnings (including operating income and EBITDA);

  •
  cash flow;

  •
  shareholder value; or

  •
  financial condition or liquidity.

Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. More than one performance program may be established by the committee. Such programs may operate concurrently or for varied periods of time, and a participant may participate in more than one program at the same time.

        Award Limits.    Subject to adjustments that the Compensation Committee may make upon future stock splits, share dividends and certain other transactions:

  •
  Incentive stock options granted under the Equity Incentive Plan may cover no more than 300,000 shares during the life of the plan.

  •
  One individual may receive options or stock appreciation rights to no more than 60,000 shares during any one calendar year period. However, if an option is in tandem with a stock appreciation right, then the tandem option and stock appreciation right shall be counted as covering the same shares.

  •
  One individual may receive awards (other than options or stock appreciation rights) for no more than 30,000 shares (or $150,000 in value in the case of performance units) during any one calendar year period, if the awards are intended to be "performance-based compensation."

        Other Terms and Conditions.    All company employees, including our executive officers, and independent contractors selected by the Compensation Committee are eligible to participate in the plan. As of April 12, 2003, we employed approximately 26,000 persons. Generally, awards may only be transferred upon death, but the committee may provide for broader transferability in the award agreement. The committee also has the authority to determine the vesting and expiration of the awards.

        Shares To Be Issued Under the Plan.    As of April 6, 2004, the number of shares of our common stock we may grant as awards under the Equity Incentive Plan is 6,870,793, plus any additional shares which may become available when outstanding options under the old Stock Incentive Plan lapse or are forfeited. The Compensation Committee may, however, adjust this maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. When an award is forfeited or lapses, including awards under the old plan, the shares subject to that award become available for future awards under the Equity Incentive Plan. Also, shares tendered in payment for the exercise price or the related withholding obligation will increase the number of shares available for awards under the plan. No awards may be made after July 1, 2013, the tenth anniversary of the effective date of the Equity Incentive Plan.

        Change of Control.    In the event of a change of control of the company, the Compensation Committee has discretion to accelerate the vesting or exercisability of any awards and to cash-out any and all outstanding awards, subject to limitations imposed by the Internal Revenue Code. The committee also has the right to substitute or assume awards in connection with mergers, reorganizations, or other transactions.

        Amendment.    The Board may amend or terminate the 2003 Equity Incentive Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the NASDAQ Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

2004 Executive Officer Equity Plan

        The 2004 Executive Officer Equity Plan is intended to replace the 2003 Equity Incentive Plan, but only with respect to the company's Chief Executive Officer and certain other executive officers. If the Executive Equity Plan is adopted, then these employees will no longer participate in the 2003 Equity Incentive Plan.

        Under the Executive Equity Plan, the company may grant the exact same types of equity awards as under the 2003 Equity Incentive Plan, including options, stock appreciation rights, performance units, restricted stock, and other stock. The only differences between the two plans are as follows:

  •
  The Executive Equity Plan is available only to the company's Chief Executive Officer and other executive officers that the Compensation Committee determines is or may be a "covered employee" within the meaning Section 162(m) of the Internal Revenue Code and related regulations. (See the discussion of "Eligible Executive" under "2004 Executive Officer Cash Bonus Plan" beginning on page 23.)

  •
  The Executive Equity Plan has the following caps on amounts of awards that can be made thereunder, which are greater than those stated in the 2003 Equity Incentive Plan stated above. Such caps are subject to adjustments that the Committee Compensation may make upon future stock splits, share dividends and certain other transactions:

    •
    The overall maximum number of shares awardable to all participants under the plan is 1,000,000.

    •
    The maximum number of shares that may be subject to options or stock appreciation rights issued under the plan is limited to 200,000 per person per year.

    •
    The maximum number of shares subject to stock unit awards, restricted stock awards, restricted stock unit awards and performance share awards—including awards that are "performance-based compensation"—is limited to 100,000 per person per year.

    •
    The maximum dollar value of a performance unit award that is "performance-based compensation" is limited to $1 million per person per year.

        In all other respects, the Executive Equity Plan is exactly the same as the 2003 Equity Incentive Plan, as proposed to be amended in this proxy statement and described above. In particular, the Compensation Committee has the same ability to grant performance awards, with the achievement of goals relating to the same measures necessary for the receipt of payouts. The measures must be related to:

  •
  sales increases (including comparable store sales);

  •
  profits and earnings (including operating income and EBITDA);

  •
  cash flow;

  •
  shareholder value; or

  •
  financial condition or liquidity.

        As in the Equity Incentive Plan, goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time.

        If the shareholders do not approve the Executive Equity Plan, we expect that any awards for executive officers would be made under the existing 2003 Equity Incentive Plan.

2004 Executive Officer Cash Bonus Plan

        In February 2004, the Board of Directors, upon recommendation of the Compensation Committee, unanimously approved and adopted a new 2004 Executive Officer Cash Bonus Plan to govern the award and payment of cash bonuses to certain of the company's executive officers and directed that the Cash Bonus Plan be submitted to the company's stockholders for approval so that payments thereunder will be deductible by the company for federal income tax purposes.

        Purpose.    The purpose of the Cash Bonus Plan is to enhance the company's ability to attract and retain highly qualified executives and to provide additional financial incentives to those executives to promote our company's success. The Cash Bonus Plan is also intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

        Performance Goals.    Achievement of goals relating to the following measures, to be set by the Compensation Committee in connection with any particular award, shall be necessary for the payment of bonuses under the Cash Bonus Plan:

  •
  sales increases (including comparable store sales);

  •
  profits and earnings (including operating income and EBITDA);

  •
  cash flow;

  •
  shareholder value; or

  •
  financial condition or liquidity.

        Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. More than one performance program may be established by the committee. Such programs may operate concurrently or for varied periods of time, and a participant may participate in more than one program at the same time.

        Administration.    The Compensation Committee of the Board or another committee (consisting of at least two directors, each of whom shall be an "outside director" within the meaning of Section 162(m)) appointed by the Board will administer the Cash Bonus Plan. In administering the Cash Bonus Plan, the committee will have full power and authority to interpret the terms and provisions of the plan and to establish, adjust, pay or decline to pay bonuses under the plan.

        Eligible Executives.    Participation in the plan will be limited to "Eligible Executives," which is defined as the company's Chief Executive Officer and any other executive officer designated by the Compensation Committee. Currently, there are three executive officers of the company—Macon Brock, Bob Sasser and Eric Coble. No non-employee director of the company or non-executive officer employee will be entitled to participate in, or otherwise receive benefits under, the plan.

        Establishment of Target Bonuses.    Within 90 days after the end of each fiscal year, the Compensation Committee will designate those Eligible Executives who are to be participants in the plan for that fiscal year and will specify the terms and conditions for the determination and payment of an "Incentive Bonus" to each of those participants. The maximum Incentive Bonus that may be payable to any Eligible Executive for any fiscal year will be $1 million. The Compensation Committee may condition the payment of an Incentive Bonus upon the satisfaction of such objective or subjective standards that the committee determines to be appropriate. The Cash Bonus Plan contains special provisions for designating additional Eligible Executives for participation in the plan after such 90-day period and determining the amount of their maximum Incentive Bonuses.

        Committee Certification and Determination of Incentive Bonuses.    As soon as practicable after the end of each fiscal year, the Compensation Committee will certify in writing whether the stated performance goal has been met and will determine the amount of the Incentive Bonus to be paid to each plan participant. In determining that amount, the committee will consider the target bonuses established at the beginning of the year, the degree to which the established standards were satisfied and any other objective or subjective factors it deems appropriate and may reduce the amount of, or eliminate altogether, any Incentive Bonus that would otherwise be payable.

        Payment of Incentive Bonuses.    Following the Compensation Committee's determination of the Incentive Bonuses to be paid, those Incentive Bonuses will be paid in cash (subject to any election made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus or the payment of all or a portion of his or her Incentive Bonus in some form other than cash).

        Duration and Amendment.    If shareholders approve the Cash Bonus Plan, it will be effective for fiscal 2004 (the current fiscal year of the Company, which commenced on February 1, 2004) and will continue in effect until the end of the company's fiscal year beginning in 2008. The Board, however, may suspend or terminate the Cash Bonus Plan at any time. In addition, the Board may amend the Plan from time to time as it deems advisable, except that, without the approval of the company's shareholders, the Board may not amend the plan to (a) increase the maximum amount of Incentive Bonus that may be paid or otherwise materially increase the benefits accruing to any Eligible Executive under the Plan, (b) materially modify the eligibility requirements for participation in the plan or (c) change the material terms of the stated performance goal.

        Reasons for the Proposal.    Generally, Section 162(m) of the Internal Revenue Code prevents a company from receiving a federal income tax deduction for compensation paid to a "Named Executive Officer" in excess of $1 million for any year, unless that compensation is performance-based. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by the company's shareholders. The Board believes that it is desirable and in the best interests of the company and its shareholders that the cash bonuses to be paid to our executive officers be deductible for federal income tax purposes and, accordingly, has structured the Cash Bonus Plan to satisfy the requirements of Section 162(m) for "performance-based" compensation. The Board also believes that the plan serves the company's interests by focusing management's attention on the achievement of those goals that the Board, through the Compensation Committee, determines to be strategically and operationally important for the company.

        If the shareholders do not approve the Cash Bonus Plan, we expect that any bonuses for fiscal 2004 and subsequent years for executive officers would be discretionary and that such bonuses would not be deductible under Section 162(m) to the extent that (when combined with other non-exempt compensation) they exceed the limit set forth in that section.

United States Federal Income Tax Consequences of Awards Under the Plans

        The Federal income tax consequences of participation in the plans we are submitting for approval are complex and subject to change. The following discussion, which has been prepared by our counsel, the law firm of Hofheimer Nusbaum, P.C., is only a summary of the general rules applicable to the plans, not a complete description of the Federal income tax aspects. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the plan. Participants should consult their own tax advisors since a taxpayer's particular situation could result in some variation of the rules described below.

        Non-Qualified Options.    The grant of a non-qualified option ("NQO") will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Incentive Stock Options.    The grant of an incentive stock option ("ISO") will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

        If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the company will not be entitled to any deduction for Federal income tax purposes.

        If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        Special rules apply if a participant pays the exercise price for a NQO or ISO in shares previously owned by the optionee rather than in cash.

        Stock Appreciation Rights.    The grant of a Stock Appreciation Right ("SAR") will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Performance Units. A participant who has been granted performance units will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time. The participant will have compensation income at the time of distribution equal to the cash and the then fair market value of the distributed performance shares, and the company will have a corresponding deduction.

        Restricted and Other Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

        A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date. If a Section 83(b) election is made, the company will be entitled to a corresponding deduction at the time of grant.

        A participant who has been granted a stock award that is not subject to a substantial risk of forfeiture for Federal income tax purposes (for example, bonus stock) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the company will be entitled to a corresponding deduction.

        Incentive Bonus under Cash Bonus Plan. A Cash Bonus Plan participant will be taxed at ordinary income rates on a cash bonus in the year received. Generally, the company will receive a federal income tax deduction corresponding to the amount included in the participant's income in the same year, subject to the limitations on deductions described below.

        Election to Defer.    An election to defer compensation made by a participant prior to the calendar year in which services are performed results in a deferral of federal income tax until such time as the compensation is paid. The company will have a corresponding deduction when the participant includes the compensation in his or her income.

        Limitations on Deductions.    The company's deductions described above may also be subject to the limitations of Section 162(m) of the Internal Revenue Code. The company does not currently expect to be subject to such limitations. The intent of the amendment to the 2003 Equity Incentive Plan, the 2004 Executive Officer Equity Plan, and the 2004 Executive Officer Cash Bonus Plan is to ensure that all such plans permit grants of "performance-based compensation" which will not be subject to the limitation on deductibility contained in Section 162(m).

        Change of Control.    Any acceleration of the vesting or payment of awards under the plan in the event of a change of control of the company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the company.

Benefits to Executive Officers

        Awards under the 2003 Equity Incentive Plan, the 2004 Executive Officer Equity Plan and the 2004 Executive Officer Cash Bonus Plan are made at the Compensation Committee's discretion and are based on our company's performance. Accordingly, it is not possible to determine at this time the amount of the awards that will be paid for the current fiscal year, the amount of any awards that would have been paid in any prior fiscal year had the plans then been in effect, or the amount of future awards under the plans. See "Compensation of Executive Officers" on page 15 for detailed information on awards to certain executive officers under the company's Stock Incentive Plan and 2003 Equity Incentive Plan during the most recent fiscal year.

Vote Required

        The proposed Amendment and plans will be adopted at the meeting, so long as a quorum is present, if the votes cast represent a majority of shares represented and entitled to vote. Abstentions shall be deemed a vote against the proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

  •
  Amending the 2003 Equity Incentive Plan;

  •
  Approving the 2004 Executive Officer Equity Plan; and

  •
  Approving the 2004 Executive Officer Cash Bonus Plan.

OTHER MATTERS

Our Principal Accountants

        KPMG LLP has audited our consolidated financial statements since 1986 and will continue in that capacity during 2004. A representative of KPMG will be present at the 2004 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Independent Auditors Fees

        The table below shows the aggregate fees billed by our principal accountants for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended January 31, 2004 and December 31, 2002, and the review of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during 2003 and 2002, as well as fees paid to our principal accountants for audit-related work, tax compliance, tax planning and other consulting services:

	Fiscal 2003	Fiscal 2002(a)
Audit Fees	$679,100	$697,650
Audit-related Fees(b)	$58,650	$6,800
Tax Fees(c)	$291,000	$142,642
All Other Fees	$0	$0

Total Fees	$1,028,750	$847,092

(a)
Includes $110,000 of audit fees and $22,555 of tax fees for the transition period ended February 1, 2003.

(b)
Audit-related fees consist primarily of fees for services related to providing feedback on internal control documentation, audits of financial statements of our employee benefit plan and due diligence services.

(c)
Tax fees consist of fees for tax consultation and tax compliance services.

        We did not engage our principal accountants to provide any professional services in connection with operating or supervising the operation of our information system or managing our local area network; or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the company's financial statements taken as a whole.

        All audit work performed by KPMG is approved in advance by our Audit Committee, including the amount of fees due and payable to them for such work. In addition, our Audit Committee also approves all non-audit related work performed by KPMG in advance of the commencement of such work. Our Audit Committee has delegated to the chairman of the committee the right to approve such non-audit related assignments between meetings of the committee, and the Chairman then reports on all such approvals at the next meeting of the Committee, which considers ratification of such approvals by the committee Chairman. In 2003, all fees paid to KPMG were approved by our Audit Committee in advance of the performance of work by KPMG, and no fees were approved after the services were rendered by our principal accounting firm.

        The Audit Committee of our Board has determined that the non-audit services rendered by our independent accountants during our most recent fiscal year are compatible with maintaining their independence.

Costs of the Proxy Solicitations

        The cost of the solicitation of proxies will be borne by us. Proxies may be solicited by officers, directors and regular employees of our company or our affiliates, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegram or messenger. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material and annual reports to the beneficial owners of stock in accordance with the schedule of charges approved by the National Association of Securities Dealers, Inc.

Copies of Form 10-K Available

        This Proxy Statement is being mailed together with our annual report to shareholders for the fiscal year ended January 31, 2004. We will provide a copy of our Annual Report on Form 10-K for our fiscal year ended January 31, 2004, as filed with the Securities and Exchange Commission, which includes our consolidated financial statements and notes to our financial statements, to any shareholder upon written request. The exhibits to the Form 10-K will be furnished upon request and payment of the cost of reproduction. Requests should be sent to the Shareholder Services, at our corporate offices, 500 Volvo Parkway, Chesapeake, Virginia 23320. Our SEC filings, including exhibits, are also available online at our company website, www.dollartree.com, under the heading "Investor Relations."

                                                                                             By order of the Board of Directors,

Frederick C. Coble
Chief Financial Officer and
Corporate Secretary

Chesapeake, Virginia
April 29, 2004

Exhibit A

DOLLAR TREE STORES, INC.

2003 EQUITY INCENTIVE PLAN (AS AMENDED)

ARTICLE I
GENERAL

        Section 1.1.    PURPOSE.    The Dollar Tree Stores, Inc. 2003 Equity Incentive Plan (the "Plan") has been established by Dollar Tree Stores, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        Section 1.2.    PARTICIPATION.    Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Recipients (including transferees of Eligible Recipients to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

        Section 1.3.    OPERATION, ADMINISTRATION, AND DEFINITIONS.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

ARTICLE 2
OPTIONS AND SARS

        Section 2.1.    DEFINITIONS.

        (a)   The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Article 2 may be either an incentive stock option (an "ISO") or a nonqualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

        (b)   A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with Section 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee. The Committee may limit the amount that can be received when an SAR is exercised.

        Section 2.2.    EXERCISE PRICE.    The "Exercise Price" of each Option and SAR granted under this Article 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Repricing of Options and SAR Awards granted under this Article 2 after the date of grant shall not be permitted.

        Section 2.3.    EXERCISE.    An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

        Section 2.4.    PAYMENT OF OPTION EXERCISE PRICE.    The payment of the Exercise Price of an Option granted under this Article 2 shall be subject to the following:

        (a)   Subject to the following provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

        (b)   The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, already-owned shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

        (c)   The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        Section 2.5.    SETTLEMENT OF AWARD.    Settlement of Options and SARs is subject to Section 4.7.

ARTICLE 3
OTHER STOCK AWARDS

        Section 3.1.    DEFINITIONS.

        (a)   A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

        (b)   A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

        (c)   A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

        (d)   A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

        Section 3.2.    RESTRICTIONS ON AWARDS.    Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

        (a)   Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

        (b)   The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used by the Committee for such Awards shall be based on the attainment of any performance goals, as selected by the Committee, that are related to (i) sales increases (including comparable store sales), (ii) profits and earnings (including operating income and EBITDA), (iii) cash flow, (iv) shareholder value or (v) financial condition or liquidity. Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. For Awards under this Article 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

ARTICLE 4
OPERATION AND ADMINISTRATION

        Section 4.1.    EFFECTIVE DATE.    Subject to the approval of the shareholders of the Company at the Company's 2003 annual meeting of its shareholders, the Plan shall be effective as of July 1, 2003 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

        Section 4.2.    SHARES SUBJECT TO PLAN.    The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

        (a)   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

        (b)   Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) six million (6,000,000) shares of Stock; and (ii) any shares of Stock available for future awards under any prior stock option or incentive plan of the Company (the "Prior Plans") as of the Effective Date; and (iii) any shares of Stock that are represented by awards granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company.

        (c)   To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

        (d)   If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

        (e)   Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

    (i)
    The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be three hundred thousand (300,000) shares.

    (ii)
    The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Article 2 (relating to Options and SARs) shall be sixty thousand (60,000) shares during any one calendar year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

    (iii)
    The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Article 3 (relating to Other Stock Awards) shall be one million (1,000,000) shares.

    (iv)
    For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than thirty thousand (30,000) shares of Stock may be subject to such Awards granted to any one individual during any one calendar year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

    (v)
    For Performance Unit Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than $150,000 may be subject to such Awards granted to any one individual during any one calendar year period. If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

        (f)    In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

        Section 4.3.    GENERAL RESTRICTIONS.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

        (a)   Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

        (b)   To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

        Section 4.4.    TAX WITHHOLDING.    All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

        Section 4.5.    GRANT AND USE OF AWARDS.    In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

        Section 4.6.    DIVIDENDS AND DIVIDEND EQUIVALENTS.    An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

        Section 4.7.    SETTLEMENT OF AWARDS.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. In lieu of issuing a fraction of a share upon any exercise of an Award, resulting from an adjustment of the Award pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share. Satisfaction of any obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        Section 4.8.    TRANSFERABILITY.    Except as otherwise permitted by the Committee,

        (a)   Awards under the Plan are not transferable except as designated by the Participant by will, by the laws of descent and distribution or by a beneficiary form filed with the Company.

        (b)   Awards may be exercised or claimed on behalf of a deceased Participant or other person entitled to benefits under the Plan by the beneficiary of such Participant or other person if the Company has a valid designation of such beneficiary on file, or otherwise by the personal legal representative of such Participant or other person.

        Section 4.9.    FORM AND TIME OF ELECTIONS.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        Section 4.10.    AGREEMENT WITH COMPANY.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

        Section 4.11.    ACTION BY COMPANY OR SUBSIDIARY.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

        Section 4.12.    GENDER AND NUMBER.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        Section 4.13.    LIMITATION OF IMPLIED RIGHTS.

        (a)   Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

        (b)   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 4.14.    EVIDENCE.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

ARTICLE 5
CHANGE OF CONTROL

        Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change of Control the following provisions shall apply:

        Section 5.1.    ACCELERATION OF VESTING.    If a Change of Control of the Company shall occur, then with respect to outstanding Awards not already vested and/or exercisable, the Committee, in its sole discretion, may determine that:

        (a)    All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

        (b)    All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

        (c)    All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

        If the Committee determines to accelerate any such outstanding Awards, then such Awards shall remain vested and/or exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Awards have been granted shall continue with the Company or any Subsidiary.

        Section 5.2.    CASH PAYMENT.    Without limiting the generality of Section 4.7, if a Change of Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Awards shall receive cash settlements in exchange for redemption of all or a part of such Awards.

        Section 5.3.    LIMITATION ON CHANGE OF CONTROL PAYMENTS.    Notwithstanding anything in Section 5.1 or 5.2 above to the contrary, if, with respect to a Participant, the acceleration of the exercisability and/or vesting of an Award as provided in Section 5.1 or the payment of cash in exchange for all or part of an Award as provided in Section 5.2 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and/or vesting and the payments to such Participant pursuant to Sections 5.1 and 5.2 above shall be reduced to the extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 6
COMMITTEE

        Section 6.1.    ADMINISTRATION.    The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Article 6. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are not employees of the Company or any Subsidiary. Unless otherwise determined by the Board, the Compensation Committee of the Board shall serve as the Committee for purposes of the Plan. If at any time the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        Section 6.2.    POWERS OF COMMITTEE.    The Committee's administration of the Plan shall be subject to the following:

        (a)    Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Recipients those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article 7) to cancel or suspend Awards.

        (b)    To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

        (c)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

        (d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

        (e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

        Section 6.3.    DELEGATION BY COMMITTEE.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        Section 6.4.    INFORMATION TO BE FURNISHED TO COMMITTEE.    The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

ARTICLE 7
AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Article 7. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is required by applicable law or applicable requirements of any securities exchange or similar entity.

ARTICLE 8
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

        (a)    Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

        (b)    Award Agreement. The term "Award Agreement" has the meaning assigned in Section 4.10.

        (c)    Board. The term "Board" shall mean the Board of Directors of the Company.

        (d)    Change of Control. The term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

        (e)    Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

        (f)    Committee. The term "Committee" has the meaning assigned in Section 6.1.

        (g)    Company. The term "Company" has the meaning assigned in Section 1.1.

        (h)    Effective Date. The term "Effective Date" has the meaning assigned in Section 4.1.

        (i)    Eligible Recipient. The term "Eligible Recipient" shall mean any employee of the Company or a Subsidiary and any of those consultants and independent contractors of the Company or a Subsidiary who are natural persons. An Award may be granted to an employee, consultant or independent contractor in connection with hiring, retention or otherwise, prior to the date he or she first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date he or she first performs such services. An Award may also be granted to an employee, consultant or independent contractor in connection with the conclusion of such employee, consultant or independent contractor's performance of services and separation from the Company or its Subsidiaries. The effect of discontinuity in an Eligible Recipient's service with the Company or its Subsidiaries on any outstanding Award shall be at the discretion of the Committee.

        (j)    Exercise Price. The term "Exercise Price" has the meaning assigned in Section 2.2.

        (k)    Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

    (i)
    If the principal market for the Stock is a national securities exchange or the Nasdaq Stock Market, then the "Fair Market Value" as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on the trading day immediately preceding such date.

    (ii)
    If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq Stock Market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

    (iii)
    If the day is not a business day, and as a result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

        (l)    ISO. The term "ISO" has the meaning assigned in Section 2.1(a).

        (m)    NQO. The term "NQO" has the meaning assigned in Section 2.1(a).

        (n)    Option. The term "Option" has the meaning assigned in Section 2.1(a).

        (o)    Participant. The term "Participant" has the meaning assigned in Section 1.2.

        (p)    Performance Unit. The term "Performance Unit" has the meaning assigned in Section 3.1(c).

        (q)    Performance Share. The term "Performance Share" has the meaning assigned in Section 3.1(b).

        (r)    Plan. The term "Plan" has the meaning assigned in Section 1.1.

        (s)    Prior Plan. The term "Prior Plan" has the meaning assigned in Section 4.2(b).

        (t)    Restricted Stock. The term "Restricted Stock" has the meaning assigned in Section 3.1(d).

        (u)    Restricted Stock Unit. The term "Restricted Stock Unit" has the meaning assigned in Section 3.1(d).

        (v)    SAR. The term "SAR" has the meaning assigned in Section 2.1(b).

        (w)    Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

        (x)    Stock. The term "Stock" shall mean shares of common stock of the Company.

        (y)    Stock Unit. The term "Stock Unit" has the meaning assigned in Section 3.1(a).

Exhibit B

DOLLAR TREE STORES, INC.
2004 EXECUTIVE OFFICER EQUITY PLAN

ARTICLE 1
GENERAL

        Section 1.1.    Purpose.    The Dollar Tree Stores, Inc. 2004 Executive Officer Equity Plan (the "Plan") has been established by Dollar Tree Stores, Inc. (the "Company") to (i) attract and retain highly qualified executives eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        Section 1.2.    Participation.    Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Recipients (including transferees of Eligible Recipients to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

        Section 1.3.    Operation, Administration, and Definitions.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

ARTICLE 2
OPTIONS AND SARS

        Section 2.1.    Definitions.

          (a)   The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Article 2 may be either an incentive stock option (an "ISO") or a nonqualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

          (b)   A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with Section 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee. The Committee may limit the amount that can be received when a SAR is exercised.

        Section 2.2.    Exercise Price.    The "Exercise Price" of each Option and SAR granted under this Article 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Repricing of Options and SAR Awards granted under this Article 2 after the date of grant shall not be permitted.

        Section 2.3.    Exercise.    An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

        Section 2.4.    Payment of Option Exercise Price.    The payment of the Exercise Price of an Option granted under this Article 2 shall be subject to the following:

          (a)   Subject to the following provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b)   The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, already-owned shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

          (c)   The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        Section 2.5.    Settlement of Award.    Settlement of Options and SARs is subject to Section 4.7.

ARTICLE 3
OTHER STOCK AWARDS

        Section 3.1.    Definitions.

          (a)   A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

          (b)   A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

          (c)   A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

          (d)   A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

        Section 3.2.    Restrictions on Awards.    Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

          (a)   Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b)   The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used by the Committee for such Awards shall be based on the attainment of any performance goals, as selected by the Committee, that are related to (i) sales increases (including comparable store sales), (ii) profits and earnings (including operating income and EBITDA), (iii) cash flow, (iv) shareholder value or (v) financial condition or liquidity. Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. For Awards under this Article 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

ARTICLE 4
OPERATION AND ADMINISTRATION

        Section 4.1.    Effective Date.    Subject to the approval of the shareholders of the Company at the Company's 2004 annual meeting of its shareholders, the Plan shall be effective as of July 1, 2004 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

        Section 4.2.    Shares Subject to Plan.    The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

          (a)   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          (b)   Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to one million (1,000,000) shares of Stock.

          (c)   To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (d)   If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (e)   Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

              (i)  The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be three hundred thousand (300,000) shares.

             (ii)  The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Article 2 (relating to Options and SARs) shall be two hundred thousand (200,000) shares during any one calendar year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

            (iii)  The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Article 3 (relating to Other Stock Awards) shall be one hundred thousand (100,000) shares during any one calendar year period.

            (iv)  For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than one hundred thousand (100,000) shares of Stock may be subject to such Awards granted to any one individual during any one calendar year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

             (v)  For Performance Unit Awards that are intended to be performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than one million dollars ($1,000,000) may be subject to such Awards granted to any one individual during any one calendar year period. If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

          (f)    In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

        Section 4.3.    General Restrictions.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a)   Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b)   To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

        Section 4.4.    Tax Withholding.    All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

        Section 4.5.    Grant and Use of Awards.    In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

        Section 4.6.    Dividends and Dividend Equivalents.    An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

        Section 4.7.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. In lieu of issuing a fraction of a share upon any exercise of an Award, resulting from an adjustment of the Award pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share. Satisfaction of any obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        Section 4.8.    Transferability.    Except as otherwise permitted by the Committee,

          (a)   Awards under the Plan are not transferable except as designated by the Participant by will, by the laws of descent and distribution or by a beneficiary form filed with the Company.

          (b)   Awards may be exercised or claimed on behalf of a deceased Participant or other person entitled to benefits under the Plan by the beneficiary of such Participant or other person if the Company has a valid designation of such beneficiary on file, or otherwise by the personal legal representative of such Participant or other person.

        Section 4.9.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        Section 4.10.    Agreement With Company.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

        Section 4.11.    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

        Section 4.12.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        Section 4.13.    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 4.14.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

ARTICLE 5
CHANGE IN CONTROL

        Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control the following provisions shall apply:

        Section 5.1    Acceleration of Vesting.    If a Change of Control of the Company shall occur, then with respect to outstanding Awards not already vested and/or exercisable, the Committee, in its sole discretion, may determine that:

          (a)   All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b)   All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c)   All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

        If the Committee determines to accelerate any such outstanding Awards, then such Awards shall remain vested and/or exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Awards have been granted shall continue with the Company or any Subsidiary.

        Section 5.2    Cash Payment.    Without limiting the generality of Section 4.7, if a Change of Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Awards shall receive cash settlements in exchange for redemption of all or a part of such Awards.

        Section 5.3    Limitation on Change in Control Payments.    Notwithstanding anything in Section 5.1 or 5.2 above to the contrary, if, with respect to a Participant, the acceleration of the exercisability and/or vesting of an Award as provided in Section 5.1 or the payment of cash in exchange for all or part of an Award as provided in Section 5.2 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and/or vesting and the payments to such Participant pursuant to Sections 5.1 and 5.2 above shall be reduced to the extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 6
COMMITTEE

        Section 6.1.    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Article 6. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are not employees of the Company or any Subsidiary. The Compensation Committee of the Board shall initially serve as the Committee for purposes of the Plan. If at any time the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        Section 6.2.    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

          (a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Recipients those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article 7) to cancel or suspend Awards.

          (b)   To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by laws of the Company, and applicable state corporate law.

        Section 6.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        Section 6.4.    Information to be Furnished to Committee.    The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

ARTICLE 7
AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Article 7. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is required by applicable law or applicable requirements of any securities exchange or similar entity.

ARTICLE 8
DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

          (a)   Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

          (b)   Award Agreement. The term "Award Agreement" has the meaning assigned in Section 4.10.

          (c)   Board. The term "Board" shall mean the Board of Directors of the Company.

          (d)   Change of Control. The term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

          (e)   Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (f)    Committee. The term "Committee" has the meaning assigned in Section 6.1.

          (g)   Company. The term "Company" has the meaning assigned in Section 1.1.

          (h)   Effective Date. The term "Effective Date" has the meaning assigned in Section 4.1.

          (i)    Eligible Recipient. The term "Eligible Recipient" shall mean shall mean the Company's Chief Executive Officer and each other executive officer of the Company that the Committee determines, in its discretion, is or may be a "covered employee" of the Company within the meaning Section 162(m) of the Code and Section 1.162-27(c)(2) of the U.S. Treasury Department regulations promulgated thereunder. An Award may be granted to an executive officer in connection with hiring, retention or otherwise, prior to the date he or she first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date he or she first performs such services. An Award may also be granted to an executive officer in connection with the conclusion of such executive officer's performance of services and separation from the Company or its Subsidiaries. The effect of discontinuity in an Eligible Recipient's service with the Company or its Subsidiaries on any outstanding Award shall be at the discretion of the Committee.

          (j)    Exercise Price. The term "Exercise Price" has the meaning assigned in Section 2.2.

          (k)   Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

            (i)    If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on the trading day immediately preceding such date.

            (ii)   If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

            (iii)  If the day is not a business day, and as a result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

          (l)    ISO. The term "ISO" has the meaning assigned in Section 2.1(a).

          (m)  NQO. The term "NQO" has the meaning assigned in Section 2.1(a).

          (n)   Option. The term "Option" has the meaning assigned in Section 2.1(a).

          (o)   Participant. The term "Participant" has the meaning assigned in Section 1.2.

          (p)   Performance Unit. The term "Performance Unit" has the meaning assigned in Section 3.1(c).

          (q)   Performance Share. The term "Performance Share" has the meaning assigned in Section 3.1(b).

          (r)   Plan. The term "Plan" has the meaning assigned in Section 1.1.

          (s)   Restricted Stock. The term "Restricted Stock" has the meaning assigned in Section 3.1(d).

          (t)    Restricted Stock Unit. The term "Restricted Stock Unit" has the meaning assigned in Section 3.1(d).

          (u)   SAR. The term "SAR" has the meaning assigned in Section 2.1(b).

          (v)   Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

          (w)  Stock. The term "Stock" shall mean shares of common stock of the Company.

          (x)   Stock Unit. The term "Stock Unit" has the meaning assigned in Section 3.1(a).

Exhibit C

DOLLAR TREE STORES, INC.
2004 EXECUTIVE OFFICER CASH BONUS PLAN

        Dollar Tree Stores, Inc., a Virginia corporation (the "Company") adopts this 2004 Executive Officer Cash Bonus Plan (the "Plan") for the purpose of enhancing the Company's ability to attract and retain highly qualified executives and to provide additional financial incentives to such executives to promote the success of the Company and its subsidiaries.

        Remuneration payable under the Plan is intended to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Treasury Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention. This Plan is in addition to other compensatory arrangements or plans established for highly qualified executives by the Compensation Committee.

        Section 1.    Definitions.    As used herein, the following terms shall have the respective meanings indicated:

        a.     "Board" shall mean the Board of Directors of the Company.

        b.     "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

        c.     "Committee" shall mean a committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Company, each of whom shall qualify in all respects as an "outside director" for purposes of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations. The Compensation Committee of the Board shall initially serve as the Committee for purposes of the Plan.

        d.     "Company" shall mean Dollar Tree Stores, Inc., a Virginia corporation.

        e.     "Eligible Executive" shall mean the Company's Chief Executive Officer and each other executive officer of the Company that the Committee determines, in its discretion, is or may be a "covered employee" of the Company within the meaning of Section 162(m) of the Code and Section 1.162-27(c)(2) of the Regulations.

        f.      "Incentive Bonus" shall mean, for each Eligible Executive, an annual bonus opportunity amount determined by the Committee pursuant to Section 3 below.

        g.     "Regulations" shall mean the Treasury Regulations promulgated under the Code, as amended from time to time.

        Section 2.    Administration of the Plan.    The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish, adjust, pay or decline to pay the Incentive Bonus for each Eligible Executive. Such power and authority shall include the right to exercise discretion to reduce by any amount the Incentive Bonus payable to any Eligible Executive; provided, however, that the exercise of such discretion with respect to any Eligible Executive shall not have the effect of increasing the Incentive Bonus that is payable to any other Eligible Executive.

        Section 3.    Eligibility.    Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion.

        Section 4.    Awards.

        a.     Not later than the 90th day of each fiscal year of the Company, the Committee, in its sole and absolute discretion, shall designate one or more Eligible Executives as participants in the Plan for such fiscal year and shall specify the terms and conditions for the determination and payment of an Incentive Bonus to each such Eligible Executive for such fiscal year. After the end of such 90-day period, the Committee may designate additional Eligible Executives so long as, within 30 days following each such additional designation, the Committee specifies the terms and conditions for the determination and payment of an Incentive Bonus to such additional Eligible Executive.

        b.     The Committee shall condition the payment of an Incentive Bonus on the achievement of one or more performance measures, to the extent required by Code Section 162(m). The performance measures that may be used by the Committee for such Incentive Bonus shall be based on the attainment of any performance goals, as selected by the Committee, that are related to (i) sales increases (including comparable store sales), (ii) profits and earnings (including operating income and EBITDA), (iii) cash flow, (iv) shareholder value or (v) financial condition or liquidity. Such goals may be stated in absolute terms, relative to comparison companies or indices, as increases over past time periods, as ratios (such as earnings per share), or as returns on any of the foregoing measures over a period of time. The Committee shall retain the discretion to reduce the amount of any Incentive Bonus that would otherwise be payable to an Eligible Executive (including a reduction in such amount to zero).

        c.     The Incentive Bonus payable to an Eligible Executive with respect to any fiscal year shall not exceed $1,000,000 for such fiscal year; provided, however, that the maximum Incentive Bonus payable to any individual who becomes an Eligible Executive after the end of the 90-day period referred to in subsection (a) of this Section shall reduced on a pro rata basis for the number of days during the fiscal year that the individual was not designated as an Eligible Executive.

        Section 5.    Committee Certification.    As soon as reasonably practicable after the end of each fiscal year of the Company, the Committee shall determine whether the stated performance goal has been achieved and the amount of the Incentive Bonus to be paid to each Eligible Executive for such fiscal year and shall certify such determinations in writing.

        Section 6.    Payment of Incentive Bonuses.    Subject to any election duly and validly made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus, Incentive Bonuses shall be paid in cash at such times and on such terms as are determined by the Committee in its sole and absolute discretion.

        Section 7.    No Right to Bonus or Continued Employment.    Neither the establishment of the Plan, the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Company or any subsidiary or affiliate of the Company. The Company expressly reserves any and all rights to discharge any Eligible Executive without incurring liability to any person under the Plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the stated performance goal has been achieved or the individual Incentive Bonus amounts have been determined, the Company shall have no obligation to pay any Incentive Bonus hereunder unless the Committee otherwise expressly provides by written contract or other written commitment.

        Section 8.    Withholding.    The Company shall have the right to withhold, or require an Eligible Executive to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus.

        Section 9.    Nontransferability.    Except as expressly provided by the Committee, the rights and benefits under the Plan are personal to an Eligible Executive and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer or other disposition.

        Section 10.    Unfunded Plan.    The Company shall have no obligation to reserve or otherwise fund in advance any amounts that are or may in the future become payable under the Plan. Any funds that the Company, acting in its sole and absolute discretion, determines to reserve for future payments under the Plan may be commingled with other funds of the Company and need not in any way be segregated from other assets or funds held by the company. An Eligible Executive's rights to payment under the Plan shall be limited to those of a general creditor of the Company.

        Section 11.    Adoption, Amendment, Suspension and Termination of the Plan.

        a.     Subject to the approval of the Plan by the holders of a majority of the Company common stock represented and voting on the proposal at the 2004 Annual Meeting of Company Stockholders, the Plan shall be effective for the fiscal year of the Company commencing February 1, 2004 and shall continue in effect until the end of the fiscal year of the Company commencing in 2008, unless earlier terminated as provided below. Upon such approval of the Plan by the Company's stockholders, all Incentive Bonuses awarded under the Plan on or after February 1, 2004 shall be fully effective as if the stockholders had approved the Plan on or before February 1, 2004.

        b.     Subject to the limitations set forth in this subsection, the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable; provided, however, that the Board shall not amend the Plan in any of the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

          (1)   To increase the maximum amount of Incentive Bonus that may be paid under the Plan or otherwise materially increase the benefits accruing to any eligible Executive under the Plan;

          (2)   To materially modify the requirements as to eligibility for participation in the Plan;

          (3)   To change the material terms of the stated performance goal.

        c.     No Incentive Bonus may be awarded during any suspension or after termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, alter or impair any rights or obligations under any Incentive Bonus previously awarded under the Plan.

        Section 12.    Governing Law.    The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the Commonwealth of Virginia, other than the choice of law rules thereof.

QuickLinks

PROXY STATEMENT FOR DOLLAR TREE STORES, INC.
VOTING PROCEDURES
TABLE OF CONTENTS
PROPOSAL NO. 1—AMENDMENT TO BYLAWS
PROPOSAL NO. 2—ELECTION OF DIRECTORS
INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
Nominees
HOW NOMINEES TO OUR BOARD ARE SELECTED
INFORMATION ABOUT THE BOARD OF DIRECTORS
Compensation Policy
Compensation of the Chief Executive Officer
Deductibility of Compensation
CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE
COMMUNICATING WITH OUR BOARD MEMBERS
COMPENSATION OF EXECUTIVE OFFICERS
Aggregated Option Exercises in Last Fiscal Year and Year End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OWNERSHIP OF COMMON STOCK
COMPARISON OF SHAREHOLDER RETURNS
PROPOSAL NOS. 3 - 5—AMENDMENT TO AND APPROVAL OF PLANS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
OTHER MATTERS
DOLLAR TREE STORES, INC. 2003 EQUITY INCENTIVE PLAN (AS AMENDED) ARTICLE I GENERAL
ARTICLE 2 OPTIONS AND SARS
ARTICLE 3 OTHER STOCK AWARDS
ARTICLE 4 OPERATION AND ADMINISTRATION
ARTICLE 5 CHANGE OF CONTROL
ARTICLE 6 COMMITTEE
ARTICLE 7 AMENDMENT AND TERMINATION
ARTICLE 8 DEFINED TERMS
DOLLAR TREE STORES, INC. 2004 EXECUTIVE OFFICER EQUITY PLAN
ARTICLE 1 GENERAL
ARTICLE 2 OPTIONS AND SARS
ARTICLE 3 OTHER STOCK AWARDS
ARTICLE 4 OPERATION AND ADMINISTRATION
ARTICLE 5 CHANGE IN CONTROL
ARTICLE 6 COMMITTEE
ARTICLE 7 AMENDMENT AND TERMINATION
ARTICLE 8 DEFINED TERMS
DOLLAR TREE STORES, INC. 2004 EXECUTIVE OFFICER CASH BONUS PLAN